SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 23, 2006
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                          0-5411                     23-2413500
--------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
 jurisdiction of                   File Number)                 Identification
 incorporation)                                                    Number)


101 North Point Boulevard, Lancaster, Pennsylvania               17601-4133
--------------------------------------------------------------------------------
Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code             (717) 735-8117
                                                           --------------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     On February 23, 2006, Dr. Rozalie Schachter, previously Vice President, was appointed Vice President-Strategic Initiatives; John A. Carroll, previously Vice President, was appointed Vice President-Human Resources and Dr. Andy Feldstein has been appointed Vice President and Chief Technology Officer. William R. Wilson, formerly Chief Operating Officer, will continue as an employee of the Company.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            HERLEY INDUSTRIES, INC.


                                            By: /s/ Myron Levy
                                                --------------------------
                                                    Myron Levy
                                                    Chief Executive Officer

Dated:  February 28, 2006